UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 26, 2009

Medizone International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-93277-D	87-0412648
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

144 Buena Vista, P.O. Box 742, Stinson Beach, California	94970
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 868-0300

(Former Name or Former Address, if Changed Since Last Report)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On August 26, 2009, Medizone International, Inc. (“the Company”) held its annual meeting of shareholders.  Following the meeting management of the Company gave a brief presentation describing the science and business plan of the Company’s new AsepticSureTM hospital sterilization technology.  This presentation included information not previously made public by the Company.  A copy of the power point presentation is furnished under Item 9.01 as Exhibit 99.1 of this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	99	Powerpoint presentation slides dated August 26, 2009
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

Date: August 26, 2009	By:	/s/ Edwin G. Marshall
Edwin G. Marshall
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)